UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 10, 2010
Williams Partners L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-32599 (Commission File Number)	20-2485124 (IRS Employer Identification No.)

One Williams Center Tulsa, Oklahoma (Address of principal executive offices)	7 4172-0172 (Zip Code)
Registrant’s telephone number, including area code: (918) 573-2000
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-12
EX-23.1
EX-99.1
EX-99.2
EX-101 INSTANCE DOCUMENT
EX-101 SCHEMA DOCUMENT
EX-101 CALCULATION LINKBASE DOCUMENT
EX-101 LABELS LINKBASE DOCUMENT
EX-101 PRESENTATION LINKBASE DOCUMENT
EX-101 DEFINITION LINKBASE DOCUMENT

Item 8.01. Other Events.
     On November 19, 2010, Williams Partners L.P. (the Partnership) consummated the acquisition of a business represented by certain gathering and processing assets in Colorado’s Piceance Basin from Williams Production RMT Company LLC (RMT), a subsidiary of The Williams Companies, Inc. (Williams) (the Piceance Acquisition). The Piceance Acquisition was pursuant to an agreement among the Partnership and certain subsidiaries of Williams, specifically RMT, Williams Energy Services, LLC (WES), Williams Partners GP LLC (the General Partner, and together with RMT and WES, the Contributing Parties), and Williams Field Services Group, LLC (WFSG) and Williams Partners Operating LLC, the operating subsidiary of the Partnership (the Operating Company, and together with the Partnership and WFSG, the Partnership Parties).
     The Piceance Acquisition was made in exchange for consideration of $702 million in cash, approximately 1.8 million of our common units, and an increase in the capital account of our general partner to allow it to maintain its 2 percent general partner ownership interest.
     Because the Piceance Acquisition was between entities under common control, it has been accounted for at historical cost. Additionally, because we have not yet filed post-combination results, we have elected to provide supplemental consolidated financial statements which recast the Partnership’s historical consolidated financial statements and notes to reflect the combined historical results of the Partnership and the Piceance Acquisition for all periods presented. The Partnership’s supplemental financial statements and notes are filed in Exhibits 99.1 and 99.2 hereto and are incorporated herein by reference.
     The following items originally included in our 2009 Annual Report on Form 10-K, which most recently were filed with the Partnership’s Current Reports on Form 8-K on April 20, 2010 and May 12, 2010, have been retrospectively adjusted to reflect the consolidation of the historical results of the Piceance Acquisition throughout the periods presented, and are filed in Exhibit 99.1 to this Current Report on Form 8-K as indicated below and are incorporated herein by reference:
•	Item 6. Supplemental Selected Financial Data

•	Item 7. Supplemental Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Item 8. Supplemental consolidated financial statements and notes of Williams Partners L.P.
     Additionally, the following items, which most recently were filed with the Partnership’s Form 10-Q for the quarterly period ended September 30, 2010 on October 28, 2010, have been retrospectively adjusted to reflect the consolidation of the historical results of the Piceance Acquisition throughout the periods presented, and are filed in Exhibit 99.2 to this Current Report on Form 8-K as indicated below and are incorporated herein by reference:
•	Part I, Item 1. Supplemental consolidated financial statements and notes of Williams Partners L.P.

•	Part I. Item 2. Supplemental Management’s Discussion and Analysis of Financial Condition and Results of Operations
     The Computation of Ratio of Earnings to Fixed Charges from the Partnership’s Current Report on Form 8-K filed on May 12, 2010 and Form 10-Q filed on October 28, 2010, has been retrospectively adjusted to reflect the consolidation of the historical results of the business acquired in the Piceance Acquisition throughout the periods presented, and is filed as Exhibit 12 hereto and is incorporated herein by reference.
     The Supplemental Management’s Discussion and Analysis of Financial Condition and Results of Operations included in Exhibits 99.1 and 99.2, have only been changed from their original presentation to reflect the combined historical results of the Partnership and the Piceance Acquisition for all periods presented. We have not otherwise updated for activities or events occurring after the date these items were originally presented.
     This Current Report on Form 8-K should be read in conjunction with our 2009 Form 10-K, 2010 filings on Form 10-Q, and our Current Reports on Form 8-K. However, our Form 10-Qs for the quarterly periods ended March 31, 2010 and June 30, 2010 have not been retrospectively adjusted to reflect the consolidation of the historical results of the Piceance Acquisition.

FORWARD-LOOKING STATEMENTS AND CAUTIONARY STATEMENT FOR
PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES
LITIGATION REFORM ACT OF 1995
     Our reports, filings, and other public announcements (including but not limited to the exhibits to this Current Report on Form 8-K) may contain or incorporate by reference statements that do not directly or exclusively relate to historical facts. Such statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to anticipated financial performance, management’s plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions, and other matters. You typically can identify forward-looking statements by various forms of words such as “anticipates,” “believes,” “seeks,” “could,” “may,” “should,” “continues,” “estimates,” “expects,” “forecasts,” “intends,” “might,” “goals,” “objectives,” “targets,” “planned,” “potential,” “projects,” “scheduled,” “will,” or other similar expressions.
     These statements are based on management’s beliefs and assumptions and on information currently available to management and include, among others, statements regarding:
•	Amounts and nature of future capital expenditures;

•	Expansion and growth of our business and operations;

•	Financial condition and liquidity;

•	Business strategy;

•	Cash flow from operations or results of operations;

•	The levels of cash distributions to unitholders;

•	Seasonality of certain business segments;

•	Natural gas and natural gas liquids prices and demand.
     Forward-looking statements are based on numerous assumptions, uncertainties, and risks that could cause future events or results to be materially different from those stated or implied in this report. Many of the factors that could adversely affect our business, results of operations and financial condition are beyond our ability to control or predict. Specific factors that could cause actual results to differ from results contemplated by the forward-looking statements include, among others, the following:
•	Whether we have sufficient cash from operations to enable us to pay cash distributions following establishment of cash reserves and payment of fees and expenses, including payments to our general partner;

•	Availability of supplies (including the uncertainties inherent in assessing and estimating future natural gas reserves), market demand, volatility of prices, and the availability and cost of capital;

•	Inflation, interest rates and general economic conditions (including future disruptions and volatility in the global credit markets and the impact of these events on our customers and suppliers);

•	The strength and financial resources of our competitors;

•	Development of alternative energy sources;

•	The impact of operational and development hazards;

•	Costs of, changes in, or the results of laws, government regulations (including proposed climate change legislation and/or potential additional regulation of drilling and completion of wells), environmental liabilities, litigation and rate proceedings;

•	Our allocated costs for defined benefit pension plans and other postretirement benefit plans sponsored by our affiliates;

•	Changes in maintenance and construction costs;

•	Changes in the current geopolitical situation;

•	Our exposure to the credit risks of our customers;

•	Risks related to strategy and financing, including restrictions stemming from our debt agreements, future changes in our credit ratings and the availability and cost of credit;

•	Risks associated with future weather conditions;

•	Acts of terrorism;

•	Additional risks described in our filings with the Securities and Exchange Commission (SEC).
     Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, we caution investors not to unduly rely on our forward-looking statements. We disclaim any obligations to and do not intend to update the above list to announce publicly the result of any revisions to any of the forward-looking statements to reflect future events or developments.
     In addition to causing our actual results to differ, the factors listed above may cause our intentions to change from those statements of intention set forth in this report. Such changes in our intentions may also cause our results to differ. We may change our intentions, at any time and without notice, based upon changes in such factors, our assumptions, or otherwise.
     Limited partner units are inherently different from the capital stock of a corporation, although many of the business risks to which we are subject are similar to those that would be faced by a corporation engaged in a similar business. Investors are urged to closely consider the disclosures and risk factors in our annual report on Form 10-K filed with the SEC on February 25, 2010, and our quarterly reports on Form 10-Q available from our offices or from our website at www.williamslp.com.

Item 9.01. Financial Statements and Exhibits
     (a) None
     (b) None
     (c) None
     (d) Exhibits.

Exhibit No.	Description
12	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP.

99.1	Supplemental Selected Financial Data, Supplemental Management’s Discussion and Analysis of Financial Condition and Results of Operations, Supplemental consolidated financial statements and notes of Williams Partners L.P. (Part II, Items 6,7 and 8 of our 2009 Form 10-K).

99.2	Supplemental consolidated financial statements and notes of Williams Partners L.P., Supplemental Management’s Discussion and Analysis of Financial Condition and Results of Operations (Part I, Items 1 and 2 of our Form 10-Q filed on October 28, 2010).

100.INS	XBRL Instance Document for supplemental consolidated financial statements and notes in Exhibit 99.2.

101.SCH	XBRL Taxonomy Extension Schema for supplemental consolidated financial statements and notes in Exhibit 99.2.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase for supplemental consolidated financial statements and notes in Exhibit 99.2.

101.DEF	XBRL Taxonomy Extension Definition Linkbase for supplemental consolidated financial statements and notes in Exhibit 99.2.

101.LAB	XBRL Extension Label Linkbase for supplemental consolidated financial statements and notes in Exhibit 99.2.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase for supplemental consolidated financial statements and notes in Exhibit 99.2.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PARTNERS L.P. By: Williams Partners GP LLC, its General Partner
Date: December 10, 2010	By:	/s/ Ted T. Timmermans
Ted T. Timmermans
Chief Accounting Officer and Controller

EXHIBIT INDEX

Exhibit No.	Description
12	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP.

99.1	Supplemental Selected Financial Data, Supplemental Management’s Discussion and Analysis of Financial Condition and Results of Operations, Supplemental consolidated financial statements and notes of Williams Partners L.P. (Part II, Items 6,7 and 8 of our 2009 Form 10-K).

99.2	Supplemental consolidated financial statements and notes of Williams Partners L.P., Supplemental Management’s Discussion and Analysis of Financial Condition and Results of Operations (Part I, Items 1 and 2 of our Form 10-Q filed on October 28, 2010).

100.INS	XBRL Instance Document for supplemental consolidated financial statements and notes in Exhibit 99.2.

101.SCH	XBRL Taxonomy Extension Schema for supplemental consolidated financial statements and notes in Exhibit 99.2.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase for supplemental consolidated financial statements and notes in Exhibit 99.2.

101.DEF	XBRL Taxonomy Extension Definition Linkbase for supplemental consolidated financial statements and notes in Exhibit 99.2.

101.LAB	XBRL Extension Label Linkbase for supplemental consolidated financial statements and notes in Exhibit 99.2.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase for supplemental consolidated financial statements and notes in Exhibit 99.2.